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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 10, 2003
                                                  -----------------

                            HOSTING SITE NETWORK INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-73004                   13-4122844
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer of
               incorporation)                               Identification No.)

  32 Poplar Place, Fanwood, New Jersey                            07023
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(Address of principal executive offices)                        (Zip Code)

                                 (973) 652-6333
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              (Registrant's telephone number, including area code)



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   (Former name, former address and former fiscal year, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


         Rogoff & Company, P.C. was our independent certifying accountant for the fiscal years ended September 30, 2002 and September 30, 2001. On December 10, 2003, they were dismissed by us and we subsequently engaged Most & Company, LLP, 275 Madison Avenue, New York, NY 10016, as our certifying accountant for the fiscal year ended September 30, 2003. The dismissal of Rogoff & Company, P.C. and appointment of Most & Company, LLP was approved by our board of directors.

         The reports of Rogoff & Company, P.C. on our financial statements for each of the fiscal years ended September 30, 2002 and September 30, 2001 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with the audits for the fiscal years ended September 30, 2002 and September 30, 2001 and during the subsequent interim period through December 10, 2003, there were no disagreements between us and Rogoff & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rogoff & Company, P.C. to make reference to the subject matter of the disagreement in connection with their reports.

         In connection with the audits of the fiscal years ended September 30, 2002 and September 30, 2001 and during the subsequent interim period through December 10, 2003, Rogoff & Company, P.C. did not advise us that:

         o        internal  controls   necessary  for  us  to  develop  reliable
                  financial statements did not exist;

         o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

         o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report;

         o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.


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ITEM 7.  EXHIBITS


      Exhibits filed as part of this Report are as follows:

Exhibit 16.       Letter from Rogoff & Company,  P.C. regarding  confirmation of
                  our   assertions   on  changes  in   Registrant's   certifying
                  accountants.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOSTING SITE NETWORK INC.



Dated:   December 12, 2003          By:     /s/ Scott Vicari
                                            ---------------------------
                                            Scott Vicari, President



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